UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2016

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 9, 2016, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended March 31, 2016. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2016. At the Annual Meeting, the Company’s stockholders approved the Second Amendment (the “Second Amendment”) to the Oasis Petroleum Inc. Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), which provided for an increase in the number of shares of the Company’s common stock available for grant under the Plan by 7,500,000 shares and extended the term of the Plan to May 4, 2026.  The Second Amendment was made effective as of May 4, 2016. A description of the material terms of the Plan was included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders were requested to: (1) elect two Class III Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2019 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016; (3) approve the Second Amendment; (4) approve the material terms of the Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and (5) approve the amendment of the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on March 24, 2016:
1.    Each of the Class III directors that were up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Michael McShane	117,247,273	1,663,945	30,427,552
Thomas B. Nusz	117,188,391	1,722,827	30,427,552
2.    PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2016. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
148,662,996	568,840	106,934
3.    The Board proposal seeking approval of the Second Amendment to the Amended and Restated 2010 Long Term Incentive Plan (the "Plan") was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
114,223,628	4,570,856	116,734	30,427,552
4.    The Board proposal seeking approval of the material terms of the Plan for purposes of complying with Section 162(m) of the Internal Revenue Code was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
114,574,511	4,245,960	90,747	30,427,552
5.    The Board proposal seeking approval of the amendment of the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
129,690,411	18,986,807	661,552

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to the Amended and Restated 2010 Long Term Incentive Plan of Oasis Petroleum Inc.
99.1	Press Release dated May 9, 2016.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: May 9, 2016	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Second Amendment to the Amended and Restated 2010 Long Term Incentive Plan of Oasis Petroleum Inc.
99.1	Press Release dated May 9, 2016.